BARON

FUNDS®

Baron Asset Fund

Baron Growth Fund

Baron Small Cap Fund

Baron Opportunity Fund

Baron Fifth Avenue Growth Fund

Baron Discovery Fund

Supplement dated May 10, 2016

to Prospectus dated January 28, 2016

IMPORTANT NOTICE REGARDING CHANGE IN THE FEES AND EXPENSES OF BARON FIFTH AVENUE GROWTH FUND

Effective May 10, 2016, in connection with the lowering of certain fees and expenses of Baron Fifth Avenue Growth Fund (the “Fund”), the Prospectus of the Fund is modified as follows:

On page 27 of the Prospectus, the “Annual Fund Operating Expenses” table is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Expense Waivers	Total Annual Fund Operating Expenses After Expense Waivers[3]
BARON FIFTH AVENUE GROWTH FUND
Retail Shares[1]	0.70%	0.25%	0.17%	1.12%	(0.02%)	1.10%
Institutional Shares[1]	0.70%	0.00%	0.14%	0.84%	—	0.84%
R6 Shares[2]	0.70%	0.00%	0.12%	0.82%	—	0.82%

[1]	Based on the fiscal year ended September 30, 2015, restated to reflect current fees.

[2]	Because R6 Shares are newly issued, the Other Expenses are based on estimated amounts for the current fiscal year.

[3]

BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that for so long as it serves as the adviser to the Fund, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (expenses such as portfolio transaction costs, interest, dividend and extraordinary expenses are not subject to the operating expense limitation) to 1.10% of average daily net assets of Retail Shares, 0.85% of average daily net assets of Institutional Shares and 0.84% of average daily net assets of R6 Shares.

On page 27 of the Prospectus, the “Example” paragraph and table are deleted in their entirety and replaced with the following:

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same at 1.10% for the Retail Shares, 0.84% for the Institutional Shares and 0.82% for the R6 Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON FIFTH AVENUE GROWTH FUND
Retail Shares	$112	$350	$606	$1,340
Institutional Shares	$86	$268	$466	$1,037
R6 Shares	$84	$262	$455	$1,014

On page 50 of the Prospectus, the tenth paragraph under “Management of the Funds” is deleted in its entirety and replaced with the following paragraph:

“For its services, the Adviser receives a fee payable monthly from the assets of each Fund equal to 1% per annum of the average daily net asset value of Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Discovery Fund, and 0.70% per annum of the daily net asset value of Baron Fifth Avenue Growth Fund. The Adviser is contractually obligated to reimburse certain expenses of the following Funds so that their net annual operating expenses (exclusive of portfolio transaction costs, interest, dividend and extraordinary expenses) are limited to 1.50%, 1.10% and 1.35% of average daily net assets of Retail Shares of Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund, respectively; 1.25%, 0.85% and 1.10% of average daily net assets of Institutional Shares of Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund, respectively; and 0.84% of average daily net assets of R6 Shares of Baron Fifth Avenue Growth Fund. A discussion regarding the basis for the approval by the Board of the investment advisory contract for each Fund is available in the Funds’ Annual Financial Report to the Shareholders for the fiscal year ended September 30, 2015.”

This information supplements the Prospectus dated January 28, 2016. This Supplement and the Prospectus constitute a current prospectus. To request another copy of the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.